                                                                    EXHIBIT 20.9


                  OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997-A


                         MONTHLY SERVICER'S CERTIFICATE




        Accounting Date:                                      December 31, 1998
                                                     ---------------------------
        Determination Date:                                     January 7, 1999
                                                     ---------------------------
        Distribution Date:                                     January 15, 1999
                                                     ---------------------------
        Monthly Period Ending:                                December 31, 1998
                                                     ---------------------------


        This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1997, among Olympic Automobile Receivables Trust, 1997-A (the "Trust"), Olympic Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

        Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.



  I.    Collection Account Summary

        Available Funds:
                     Payments Received                                                   $15,102,039.87
                     Liquidation Proceeds (excluding Purchase Amounts)                    $1,549,022.50
                     Current Monthly Advances                                                273,331.28
                     Amount of withdrawal, if any, from the Spread Account                        $0.00
                     Monthly Advance Recoveries                                            (207,341.08)
                     Purchase Amounts-Warranty and Administrative Receivables                     $0.00
                     Purchase Amounts - Liquidated Receivables                                    $0.00
                     Income from investment of funds in Trust Accounts                       $67,738.53
                                                                                    --------------------
        Total Available Funds                                                                                       $16,784,791.10
                                                                                                               ====================

        Amounts Payable on Distribution Date:
                     Reimbursement of Monthly Advances                                            $0.00
                     Backup Servicer Fee                                                          $0.00
                     Basic Servicing Fee                                                    $342,548.04
                     Trustee and other fees                                                       $0.00
                     Class A-1 Interest Distributable Amount                                      $0.00
                     Class A-2 Interest Distributable Amount                                      $0.00
                     Class A-3 Interest Distributable Amount                                $621,749.58
                     Class A-4 Interest Distributable Amount                                $912,759.38
                     Class A-5 Interest Distributable Amount                                $471,296.67
                     Noteholders' Principal Distributable Amount                         $11,763,579.42
                     Certificate Holders Interest Distributable Amount                      $254,803.63
                     Certificate Holders Principal Distributable Amount                   $1,481,559.12
                     Amounts owing and not paid to Security Insurer under
                                       Insurance Agreement                                        $0.00
                     Supplemental Servicing Fees (not otherwise paid to Servicer)                 $0.00
                     Spread Account Deposit                                                 $936,495.27
                                                                                    --------------------
        Total Amounts Payable on Distribution Date                                                                  $16,784,791.10
                                                                                                               ====================




                                Page 1 (1997-A)

 II.    Available Funds

        Collected Funds (see V)
                 Payments Received                                                       $15,102,039.87
                 Liquidation Proceeds (excluding Purchase Amounts)                        $1,549,022.50             $16,651,062.37
                                                                                    --------------------
        Purchase Amounts                                                                                                     $0.00

        Monthly Advances
                  Monthly Advances - current Monthly Period (net)                            $65,990.20
                  Monthly Advances - Outstanding Monthly Advances not
                    otherwise reimbursed to the Servicer                                          $0.00                 $65,990.20
                                                                                    --------------------
        Income from investment of funds in Trust Accounts                                                               $67,738.53
                                                                                                               --------------------
        Available Funds                                                                                             $16,784,791.10
                                                                                                               ====================
III.    Amounts Payable on Distribution Date

        (i)(a)       Taxes due and unpaid with respect to the Trust (not
                     otherwise paid by OFL or the Servicer)                                                                  $0.00

        (i)(b)       Outstanding Monthly Advances (not otherwise reimbursed to
                     Servicer and to be reimbursed on the Distribution Date)                                                 $0.00

        (i)(c)       Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                         $0.00

        (ii)         Accrued and unpaid fees (not otherwise paid by OFL or the
                     Servicer):
                                       Owner Trustee                                              $0.00
                                       Administrator                                              $0.00
                                       Indenture Trustee                                          $0.00
                                       Indenture Collateral Agent                                 $0.00
                                       Lockbox Bank                                               $0.00
                                       Custodian                                                  $0.00
                                       Backup Servicer                                            $0.00
                                       Collateral Agent                                           $0.00                      $0.00
                                                                                    --------------------
        (iii)(a)     Basic Servicing Fee (not otherwise paid to Servicer)                                              $342,548.04

        (iii)(b)     Supplemental Servicing Fees (not otherwise paid to Servicer)                                            $0.00

        (iii)(c)     Servicer reimbursements for mistaken deposits or postings
                     of checks returned for insufficient funds (not otherwise
                     reimbursed to Servicer)                                                                                 $0.00

        (iv)         Class A-1 Interest Distributable Amount                                                                 $0.00
                     Class A-2 Interest Distributable Amount                                                                 $0.00
                     Class A-3 Interest Distributable Amount                                                           $621,749.58
                     Class A-4 Interest Distributable Amount                                                           $912,759.38
                     Class A-5 Interest Distributable Amount                                                           $471,296.67

        (v)          Noteholders' Principal Distributable Amount
                                       Payable to Class A-1 Noteholders                                                      $0.00
                                       Payable to Class A-2 Noteholders                                             $11,763,579.42
                                       Payable to Class A-3 Noteholders                                                      $0.00
                                       Payable to Class A-4 Noteholders                                                      $0.00
                                       Payable to Class A-5 Noteholders                                                      $0.00

        (vi)         Certificate Holders Interest Distributable Amount                                                 $254,803.63

        (vii)        Unpaid principal balance of the Class A-1 Notes after
                     deposit to the Note Distribution Account of any funds
                     in the Class A-1 Holdback Subaccount (applies only on
                     the Class A-1 Final Scheduled Distribution Date)                                                        $0.00

        (viii)       Certificate Principal Distributable Amount                                                      $1,481,559.12

        (ix)         Amounts owing and not paid to Security Insurer under Insurance Agreement                                $0.00
                                                                                                               --------------------
                     Total amounts payable on Distribution Date                                                     $15,848,295.83
                                                                                                               ====================



                                Page 2 (1997-A)

 IV.    Calculation of Credit Enhancement Fee ("Spread Account Deposit");
        withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
        Account Shortfall and Class A-1 Maturity Shortfall

        Spread Account deposit:

                     Amount of excess, if any, of Available Funds over total amounts
                     payable (or amount of such excess up to the Spread Account Maximum Amount)                        $936,495.27

        Reserve Account Withdrawal on any Determination Date:

                     Amount of excess, if any, of total amounts payable over Available Funds
                     (excluding amounts payable under item (vii) of Section III)                                             $0.00

                     Amount available for withdrawal from the Reserve Account (excluding the
                     Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect of transfers
                     of Subsequent Receivables)                                                                              $0.00

                     (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection
                     Account.)

                     Amount of withdrawal, if any, from the Reserve Account                                                  $0.00

        Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution
        Date:

                     Amount by which (a) the remaining principal balance of the Class A-1 Notes exceeds (b) Available Funds after payment of amounts set forth in item (v)
                     of Section III                                                                                          $0.00

                     Amount available in the Class A-1 Holdback Subaccount                                                   $0.00

                     (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of
                     Section III) shall be withdrawn by the Indenture Trustee from the Class A-1
                     Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
                     Account for payment to the Class A-1 Noteholders)

                     Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                    $0.00

        Deficiency Claim Amount:

                     Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1 Holdback Subaccount and
                     Available Funds                                                                                         $0.00

                     (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section
                     III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

        Pre-Funding Account Shortfall:

                     Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1
                     Prepayment Amount, the Class A-2 Prepayment Amount, the Class A-3
                     Prepayment Amount, the Class A-4 Prepayment Amount, and the Class A-5
                     Prepayment Amount over (b) the amount on deposit in the Pre-Funding Account                             $0.00

        Class A-1 Maturity Shortfall:

                     Amount of excess, if any, on the Class A-1 Final Scheduled Distribution
                     Date, of (a) the unpaid principal balance of the Class A-1 Notes over (b)
                     the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of Section III or pursuant to a withdrawal from the
                     Class A-1 Holdback Subaccount.                                                                          $0.00

        (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
        Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class
        A-1 Maturity Shortfall.)



                                Page 3 (1997-A)

  V.    Collected Funds

        Payments Received:
                         Supplemental Servicing Fees                                              $0.00
                         Amount allocable to interest                                      4,704,906.06
                         Amount allocable to principal                                    10,397,133.81
                         Amount allocable to Insurance Add-On Amounts                             $0.00
                         Amount allocable to Outstanding Monthly Advances
                            (reimbursed to the Servicer prior to deposit
                            in the Collection Account)                                            $0.00
                                                                                    --------------------
        Total Payments Received                                                                                     $15,102,039.87

        Liquidation Proceeds:
                         Gross amount realized with respect to Liquidated
                            Receivables                                                    1,576,687.86

                         Less: (i) reasonable expenses incurred by Servicer
                            in connection with the collection of such Liquidated
                            Receivables and the repossession and disposition
                            of the related Financed Vehicles and (ii) amounts
                            required to be refunded to Obligors on such Liquidated
                            Receivables                                                      (27,665.36)
                                                                                    --------------------
        Net Liquidation Proceeds                                                                                     $1,549,022.50

        Allocation of Liquidation Proceeds:
                         Supplemental Servicing Fees                                              $0.00
                         Amount allocable to interest                                             $0.00
                         Amount allocable to principal                                            $0.00
                         Amount allocable to Insurance Add-On Amounts                             $0.00
                         Amount allocable to Outstanding Monthly Advances
                            (reimbursed to the Servicer prior to deposit in
                            the Collection Account)                                               $0.00                      $0.00
                                                                                    --------------------       --------------------
        Total Collected Funds                                                                                       $16,651,062.37
                                                                                                               ====================
 VI.    Purchase Amounts Deposited in Collection Account

        Purchase Amounts - Warranty Receivables                                                                              $0.00
                         Amount allocable to interest                                             $0.00
                         Amount allocable to principal                                            $0.00
                         Amount allocable to Outstanding Monthly Advances
                            (reimbursed to the Servicer prior to deposit in
                            the Collection Account)                                               $0.00

        Purchase Amounts - Administrative Receivables                                                                        $0.00
                         Amount allocable to interest                                             $0.00
                         Amount allocable to principal                                            $0.00
                         Amount allocable to Outstanding Monthly Advances
                            (reimbursed to the Servicer prior to deposit in
                            the Collection Account)                                               $0.00
                                                                                    --------------------
        Total Purchase Amounts                                                                                               $0.00
                                                                                                               ====================
VII.    Reimbursement of Outstanding Monthly Advances

        Outstanding Monthly Advances                                                                                   $468,825.88

        Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                         Payments received from Obligors                                   ($207,341.08)
                         Liquidation Proceeds                                                     $0.00
                         Purchase Amounts - Warranty Receivables                                  $0.00
                         Purchase Amounts - Administrative Receivables                            $0.00
                                                                                    --------------------
        Outstanding Monthly Advances to be netted against Monthly
           Advances for the current Monthly Period                                                                   ($207,341.08)

        Outstanding Monthly Advances to be reimbursed out of
           Available Funds on the Distribution Date                                                                  ($207,341.08)

        Remaining Outstanding Monthly Advances                                                                         $261,484.80

        Monthly Advances - current Monthly Period                                                                      $273,331.28
                                                                                                               --------------------
        Outstanding Monthly Advances - immediately following the Distribution
           Date                                                                                                        $534,816.08
                                                                                                               ====================



                                Page 4 (1997-A)

VIII.   Calculation of Interest and Principal Payments

        A. Calculation of Principal Distribution Amount

               Payments received allocable to principal                                                             $10,397,133.81
               Aggregate of Principal Balances as of the Accounting Date of all
                  Receivables that became Liquidated Receivables
                  during the Monthly Period                                                                          $2,848,004.73
               Purchase Amounts - Warranty Receivables allocable to principal                                                $0.00
               Purchase Amounts - Administrative Receivables allocable to principal                                          $0.00
               Amounts withdrawn from the Pre-Funding Account                                                                $0.00
               Cram Down Losses                                                                                              $0.00
                                                                                                               --------------------
               Principal Distribution Amount                                                                        $13,245,138.54
                                                                                                               ====================
        B. Calculation of Class A-1 Interest Distributable Amount

               Class A-1 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-1 Noteholders on such Distribution Date)                $0.00

               Multiplied by the Class A-1 Interest Rate                                          5.500%

               Multiplied by actual days in the period or in the case of the first
               Distribution Date, by 25/360                                                  0.08611111                      $0.00
                                                                                    --------------------
               Plus any unpaid Class A-1 Interest Carryover Shortfall                                                        $0.00
                                                                                                               --------------------
               Class A-1 Interest Distributable Amount                                                                       $0.00
                                                                                                               ====================
        C.  Calculation of Class A-2 Interest Distributable Amount

               Class A-2 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-2 Noteholders on such Distribution Date)                $0.00

               Multiplied by the Class A-2 Interest Rate                                          6.125%

               Multiplied by 1/12 or in the case of the first Distribution
                  Date, by 25/360                                                            0.08333333                      $0.00
                                                                                    --------------------
               Plus any unpaid Class A-2 Interest Carryover Shortfall                                                        $0.00
                                                                                                               --------------------
               Class A-2 Interest Distributable Amount                                                                       $0.00
                                                                                                               ====================
        D. Calculation of Class A-3 Interest Distributable Amount

               Class A-3 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-3 Noteholders on such Distribution Date)      $116,578,045.34

               Multiplied by the Class A-3 Interest Rate                                          6.400%

               Multiplied by 1/12 or in the case of the first Distribution
                  Date, by 25/360                                                            0.08333333                $621,749.58
                                                                                    --------------------
               Plus any unpaid Class A-3 Interest Carryover Shortfall                                                        $0.00
                                                                                                               --------------------
               Class A-3 Interest Distributable Amount                                                                 $621,749.58
                                                                                                               ====================
        E. Calculation of Class A-4 Interest Distributable Amount

               Class A-4 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-4 Noteholders on such Distribution Date)      $165,330,000.00

               Multiplied by the Class A-4 Interest Rate                                          6.625%

               Multiplied by 1/12 or in the case of the first Distribution
                  Date, by 25/360                                                            0.08333333                $912,759.38
                                                                                    --------------------
               Plus any unpaid Class A-4 Interest Carryover Shortfall                                                        $0.00
                                                                                                               --------------------
               Class A-4 Interest Distributable Amount                                                                 $912,759.38
                                                                                                               ====================



                                Page 5 (1997-A)

        F. Calculation of Class A-5 Interest Distributable Amount

               Class A-5 Monthly Interest Distributable Amount:

               Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
                  of principal to Class A-5 Noteholders on such Distribution Date)       $83,170,000.00

               Multiplied by the Class A-5 Interest Rate                                          6.800%

               Multiplied by 1/12 or in the case of the first Distribution
                  Date, by 25/360                                                            0.08333333                $471,296.67
                                                                                    --------------------
               Plus any unpaid Class A-5 Interest Carryover Shortfall                                                        $0.00
                                                                                                               --------------------
               Class A-5 Interest Distributable Amount                                                                 $471,296.67
                                                                                                               ====================

        H. Calculation of Noteholders' Interest Distributable Amount

               Class A-1 Interest Distributable Amount                                            $0.00
               Class A-2 Interest Distributable Amount                                            $0.00
               Class A-3 Interest Distributable Amount                                      $621,749.58
               Class A-4 Interest Distributable Amount                                      $912,759.38
               Class A-5 Interest Distributable Amount                                      $471,296.67

               Noteholders' Interest Distributable Amount                                                            $2,005,805.62
                                                                                                               ====================
        I. Calculation of Noteholders' Principal Distributable Amount:

               Noteholders' Monthly Principal Distributable Amount:

               Principal Distribution Amount                                             $13,245,138.54

               Multiplied by Noteholders' Percentage ((i) for each Distribution
                  Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal
                  Balance (plus any funds remaining on deposit in the
                  Pre-Funding Account) as of the Accounting Date for the
                  preceding Distribution Date minus that portion of the
                  Principal Distribution Amount applied to retire the Class A-1
                  Notes and (iii) for each Distribution Date thereafter,
                  outstanding principal balance of the Class A-2 Notes on the
                  Determination Date over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as
                  of the Accounting Date for the preceding Distribution Date)                     88.81%            $11,763,579.42
                                                                                    --------------------
               Unpaid Noteholders' Principal Carryover Shortfall                                                             $0.00
                                                                                                               --------------------
               Noteholders' Principal Distributable Amount                                                          $11,763,579.42
                                                                                                               ====================
        J. Application of Noteholders' Principal Distribution Amount:

               Amount of Noteholders' Principal Distributable Amount payable to
               Class A-1 Notes (equal to entire Noteholders' Principal
               Distributable Amount until the principal balance of the Class A-1
               Notes is reduced to zero)                                                                                     $0.00
                                                                                                               ====================
               Amount of Noteholders' Principal Distributable Amount payable to
               Class A-2 Notes (no portion of the Noteholders' Principal
               Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero; thereafter, equal to the entire Noteholders' Principal
               Distributable Amount)                                                                                $11,763,579.42
                                                                                                               ====================



                                Page 6 (1997-A)

        K. Calculation of Certificate Holders Interest Distributable Amount

               Certificate Holders Monthly Interest Distributable Amount:

               Certificate Balance (as of the close of business
                  on the preceding Distribution Date)                                    $45,979,602.69

               Multiplied by the Certificate Pass-Through Rate                                    6.650%

               Multiplied by 1/12 or in the case of the first Distribution
                  Date, by 25/360                                                            0.08333333                $254,803.63
                                                                                     -------------------       --------------------
               Plus any unpaid Certificate Interest Carryover Shortfall                                                      $0.00
                                                                                                               --------------------
               Certificate Holders Interest Distributable Amount                                                       $254,803.63
                                                                                                               ====================
        L. Calculation of Certificate Principal Distributable Amount:

               Certificate Holders Monthly Principal Distributable Amount:

               Principal Distribution Amount                                             $13,245,138.54

               Multiplied by Certificateholders' Percentage ((i) for each
                  Distribution Date before the principal balance of the
                  Class A-1 Notes is reduced to zero, 0%, (ii) for the
                  Distribution Date on which the principal balance of the
                  Class A-1 Notes is reduced to zero, 0% until the
                  principal balance of the Class A-1 Notes is reduced to
                  zero and with respect to any remaining portion of the
                  Principal Distribution Amount, 100% minus the
                  Noteholders' Percentage (computed after giving effect to
                  the retirement of the Class A-1 Notes) and (iii) for
                  each Distribution Date thereafter, 100% minus
                  Noteholders' Percentage)                                                        11.19%             $1,481,559.12
                                                                                    --------------------
               Unpaid Certificate Holders Principal Carryover Shortfall                                                      $0.00
                                                                                                               --------------------
               Certificate Holders Principal Distributable Amount                                                    $1,481,559.12
                                                                                                               ====================

  IX.          Pre-Funding Account

               A. Withdrawals from Pre-Funding Account:

                  Amount on deposit in the Pre-Funding Account as of the
                     preceding Distribution Date or, in the case of the
                     first Distribution Date, as of the Closing Date                                                         $0.00
                                                                                                               --------------------
                                                                                                                             $0.00
                                                                                                               ====================

                  Less: withdrawals from the Pre-Funding Account in
                     respect of transfers of Subsequent Receivables to the
                     Trust occurring on a Subsequent Transfer Date (an
                     amount equal to (a) $0 (the aggregate Principal
                     Balance of Subsequent Receivables transferred to the
                     Trust) plus (b) $0 (an amount equal to $0 multiplied
                     by (A) one less (B)((i) the Pre-Funded Amount after
                     giving effect to transfer of Subsequent Receivables
                     over (ii) $0))                                                                                          $0.00

                  Less: any amounts remaining on deposit in the Pre-
                     Funding Account in the case of the May 1997
                     Distribution Date or in the case the amount on
                     deposit in the Pre-Funding Account has been Pre-
                     Funding Account has been reduced to $100,000 or less
                     as of the Distribution Date (see B below)                                                               $0.00
                                                                                                               --------------------
                  Amount remaining on deposit in the Pre-Funding Account
                     after Distribution Date
                            Pre-Funded Amount                                                     $0.00
                                                                                    --------------------
                                                                                                                             $0.00
                                                                                                               ====================



                                   Page 7 (1997-A)

  IX.          Pre-Funding Account (cont.)

               B. Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

                  Amount withdrawn from the Pre-Funding Account as a result of the
                     Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period (May 1997
                     Distribution Date) or the Pre-Funded Amount being reduced
                     to $100,000 or less on any Distribution Date                                                            $0.00

                  Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance)
                     of the Pre-Funded Amount as of the Distribution Date)                                                   $0.00

                  Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance)
                     of the Pre-Funded Amount as of the Distribution Date)                                                   $0.00

                  Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance)
                     of the Pre-Funded Amount as of the Distribution Date)                                                   $0.00

                  Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance)
                     of the Pre-Funded Amount as of the Distribution Date)                                                   $0.00

                  Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance)
                     of the Pre-Funded Amount as of the Distribution Date)                                                   $0.00

                  Certificate Prepayment Amount (equal to the Certificateholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance) of the
                     Pre-Funded Amount as of the Distribution Date)                                                          $0.00

               C. Prepayment Premiums:

                  Class A-1 Prepayment Premium                                                                               $0.00
                  Class A-2 Prepayment Premium                                                                               $0.00
                  Class A-3 Prepayment Premium                                                                               $0.00
                  Class A-4 Prepayment Premium                                                                               $0.00
                  Class A-5 Prepayment Premium                                                                               $0.00

               Certificate Prepayment Premium                                                                                $0.00



                                Page 8 (1997-A)

   X.   Reserve Account

        Requisite Reserve Amount:

        Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
           Notes, Class A-5 Notes, and Certificates:

                     Product of (x)  6.34% (weighted average interest of Class A-1 Interest Rate,
                     Class A-2 Interest Rate, Class A-3 Interest Rate, Class A-4 Interest Rate,
                     Class A-5 Interest Rate and Certificate Interest Rate (based on the outstanding
                     Class A-1, Class A-2 Class A-3, Class A-4, and Class A-5 principal balance and the Certificate Balance), divided by 360, (y) $0.00 (the Pre-Funded Amount on such Distribution Date) and (z) 0 (the number of days until the May 1997
                     Distribution Date)                                                                                     $0.00

                     Less the product of (x) 2.5% divided by 360, (y) $0.00 (the Pre-Funded Amount on such Distribution Date) and (z) 0 (the number of days until the April 1997
                     Distribution Date)                                                                                     ($0.00)
                                                                                                               --------------------
        Requisite Reserve Amount                                                                                            ($0.00)
                                                                                                               ====================
        Amount on deposit in the Reserve Account (other than the Class A-1
           Holdback Subaccount) as of the preceding Distribution Date or, in the
           case of the first Distribution Date, as of the Closing Date                                                       $0.00

        Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Class A-1 Holdback
           Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding
           Account in respect of transfers of Subsequent Receivables)                                                        $0.00

        Less: the excess, if any, of the amount on deposit in the Reserve
           Account (other than the Class A-1 Holdback Subaccount) over the
           Requisite Reserve Amount (and amount withdrawn from the Reserve
           Account to cover the excess, if any, of total amounts payable over
           Available Funds, which excess is to be transferred by the Indenture
           Trustee to or upon the order of the General Partners from amounts withdrawn from the Pre-Funding Account in respect of transfers of
           Subsequent Receivables)                                                                                          ($0.00)

        Less: withdrawals from the Reserve Account (other than the Class
           A-1 Holdback Subaccount) to cover the excess, if any, of total amount
           payable over Available Funds (see IV above)                                                                       $0.00
                                                                                                               --------------------
        Amount remaining on deposit in the Reserve Account (other than the
           Class A-1 Holdback Subaccount) after the Distribution Date                                                       ($0.00)
                                                                                                               ====================
  XI.   Class A-1 Holdback Subaccount:

        Class A-1 Holdback Amount:

        Class A-1 Holdback Amount as of preceding Distribution Date or the
           Closing Date, as applicable,                                                                                      $0.00

        Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the
           Original Pool Balance after giving effect to the transfer of
           Subsequent Receivables on the Distribution Date or on a Subsequent
           Transfer Date preceding the Distribution Date))                                                                   $0.00

        Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount
           to cover a Class A-1 Maturity Shortfall (see IV above)                                                            $0.00

        Less withdrawal, if any, of amount remaining in the Class A-1 Holdback
           Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
           withdrawal to be released by the Indenture Trustee to the General Partners)                                       $0.00
                                                                                                               --------------------
        Class A-1 Holdback Subaccount immediately following the Distribution Date                                            $0.00
                                                                                                               ====================



                                Page 9 (1997-A)

 XII.   Calculation of Servicing Fees

        Aggregate Principal Balance as of the first day of the
          Monthly Period                                                  $411,057,648.03
        Multiplied by Basic Servicing Fee Rate                                       1.00%
        Multiplied by Months per year                                            0.083333%
                                                                      --------------------
        Basic Servicing Fee                                                                       $342,548.04

        Less: Backup Servicer Fees (annual rate of 1 bp)                                                $0.00

        Supplemental Servicing Fees                                                                     $0.00
                                                                                           -------------------
        Total of Basic Servicing Fees and Supplemental Servicing
          Fees                                                                                                         $342,548.04
                                                                                                               ====================
XIII.   Information for Preparation of Statements to Noteholders

          a. Aggregate principal balance of the Notes as of first day of Monthly Period
                             Class A-1 Notes                                                                                 $0.00
                             Class A-2 Notes                                                                                 $0.00
                             Class A-3 Notes                                                                       $116,578,045.34
                             Class A-4 Notes                                                                       $165,330,000.00
                             Class A-5 Notes                                                                        $83,170,000.00

          b. Amount distributed to Noteholders allocable to principal
                             Class A-1 Notes                                                                                 $0.00
                             Class A-2 Notes                                                                                 $0.00
                             Class A-3 Notes                                                                        $11,763,579.42
                             Class A-4 Notes                                                                                 $0.00
                             Class A-5 Notes                                                                                 $0.00

          c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                             Class A-1 Notes                                                                                 $0.00
                             Class A-2 Notes                                                                                 $0.00
                             Class A-3 Notes                                                                       $104,814,465.92
                             Class A-4 Notes                                                                       $165,330,000.00
                             Class A-5 Notes                                                                        $83,170,000.00

          d. Interest distributed to Noteholders
                             Class A-1 Notes                                                                                 $0.00
                             Class A-2 Notes                                                                                 $0.00
                             Class A-3 Notes                                                                           $621,749.58
                             Class A-4 Notes                                                                           $912,759.38
                             Class A-5 Notes                                                                           $471,296.67

        e. Remaining Certificate Balance                                                                            $44,498,043.57

        f. 1. Class A-1 Interest Carryover Shortfall, if any (and change in amount
              from preceding statement)                                                                                      $0.00
           2. Class A-2 Interest Carryover Shortfall, if any (and change in amount
              from preceding statement)                                                                                      $0.00
           3. Class A-3 Interest Carryover Shortfall, if any (and change in amount
              from preceding statement)                                                                                      $0.00
           4. Class A-4 Interest Carryover Shortfall, if any (and change in amount
              from preceding statement)                                                                                      $0.00
           5. Class A-5 Interest Carryover Shortfall, if any (and change in amount
              from preceding statement)                                                                                      $0.00
           7. Certificate Interest Carryover Shortfall, if any (and change in amount
              from preceding statement)                                                                                      $0.00
           8. Certificate Principal Carryover Shortfall, if any (and change in amount
              from preceding statement)                                                                                      $0.00



                                Page 10 (1997-A)

  XIV.   Information for Preparation of Statements to Noteholders (continued)
              g. Amount distributed payable out of amounts withdrawn from or pursuant to:
                 1.  Reserve Account                                                                   $0.00
                 2.  Spread Account Class A-1 Holdback Subaccount                                      $0.00
                 3.  Claim on the Note Policy                                                          $0.00

              h. Remaining Pre-Funded Amount                                                                                  $0.00

              i. Remaining Reserve Amount                                                                                    ($0.00)

              j. Amount on deposit on Class A-1 Holdback Subaccount                                                           $0.00

              k. Prepayment amounts
                                  Class A-1 Prepayment Amount                                                                 $0.00
                                  Class A-2 Prepayment Amount                                                                 $0.00
                                  Class A-3 Prepayment Amount                                                                 $0.00
                                  Class A-4 Prepayment Amount                                                                 $0.00
                                  Class A-5 Prepayment Amount                                                                 $0.00

              l. Prepayment Premiums
                                  Class A-1 Prepayment Premium                                                                $0.00
                                  Class A-2 Prepayment Premium                                                                $0.00
                                  Class A-3 Prepayment Premium                                                                $0.00
                                  Class A-4 Prepayment Premium                                                                $0.00
                                  Class A-5 Prepayment Premium                                                                $0.00

              m. Total of Basic Servicing Fee, Supplemental Servicing
                    Fees and other fees, if any, paid by the Trustee
                    on behalf of the Trust                                                                              $342,548.04

              n.    Note Pool Factors (after giving effect to distributions
                          on the Distribution Date)
                                  Class A-1 Notes                                                                        0.00000000
                                  Class A-2 Notes                                                                        0.00000000
                                  Class A-3 Notes                                                                        0.81144589
                                  Class A-4 Notes                                                                        1.00000000
                                  Class A-5 Notes                                                                        1.00000000

   XV.   Information for Preparation of Statements to Certificateholders
              a. Aggregate Certificate Balance as of first day of Monthly Period                                     $45,979,602.69

              b. Amount distributed to Certificateholders allocable to principal                                      $1,481,559.12

              c. Aggregate  Certificate Balance (after giving effect to
                    distributions on the Distribution Date)                                                          $44,498,043.57

              d. Interest distributed to  Certificateholders                                                            $254,803.63

              e. Remaining  Certificate Balance                                                                      $44,498,043.57

              f.    Aggregate principal balance of the Notes (after giving
                    effect to distributions on the Distribution Date)
                            Class A-1 Notes                                                                                   $0.00
                            Class A-2 Notes                                                                                   $0.00
                            Class A-3 Notes                                                                         $104,814,465.92
                            Class A-4 Notes                                                                         $165,330,000.00
                            Class A-5 Notes                                                                          $83,170,000.00

              g. 1.  Class A-1 Interest Carryover Shortfall, if any, (and change in amount                                    $0.00
                        from preceding statement)
                 2.  Class A-2 Interest Carryover Shortfall, if any, (and change in amount                                    $0.00
                        from preceding statement)
                 3.  Class A-3 Interest Carryover Shortfall, if any, (and change in amount                                    $0.00
                        from preceding statement)
                 4.  Class A-4 Interest Carryover Shortfall, if any, (and change in amount                                    $0.00
                        from preceding statement)
                 5.  Class A-5 Interest Carryover Shortfall, if any, (and change in amount                                    $0.00
                        from preceding statement)
                 7.  Certificate Interest Carryover Shortfall, if any, (and change in amount                                  $0.00
                        from preceding statement)
                 8.  Certificate Principal Carryover Shortfall, if any, (and change in amount                                 $0.00
                        from preceding statement)
              h. Amount distributed payable out of amounts withdrawn from or pursuant to:
                      1.  Reserve Account                                                              $0.00
                      2.  Spread Account                                                               $0.00
                      3.  Claim on the Certificate Policy                                              $0.00

              i. Remaining Pre-Funded Amount                                                                                  $0.00

              j. Remaining Reserve Amount                                                                                    ($0.00)

              k. Certificate Prepayment Amount                                                                                $0.00

              l. Certificate Prepayment Premium                                                                               $0.00

              m. Total of Basic Servicing Fee, Supplemental Servicing Fees
                    and other fees, if any, paid by the Trustee on
                    behalf of the Trust                                                                                 $342,548.04

              n. Certificate Pool Factor (after giving effect to
                    distributions on the Distribution Date)                                                              0.57416830

                                     Page 11 (1997-A)


  XVI.   Pool Balance and Aggregate Principal Balance

                      Original Pool Balance at beginning of Monthly Period                   $774,999,994.84
                      Subsequent Receivables                                                           $0.00
                                                                                         --------------------
                      Original Pool Balance at end of Monthly Period                         $774,999,994.84
                                                                                         ====================

                      Aggregate Principal Balance as of preceding Accounting Date             411,057,648.03
                      Aggregate Principal Balance as of current Accounting Date              $397,812,509.49





        Monthly Period Liquidated Receivables              Monthly Period Administrative Receivables

                       Loan #              Amount                          Loan #               Amount
                       ------              ------                          ------               ------
         see attached listing          2,848,004.73           see attached listing                  --
                                              $0.00                                              $0.00
                                              $0.00                                              $0.00
                                              $0.00                                              $0.00
                                     ---------------                                            -------
                                      $2,848,004.73                                              $0.00
                                     ===============                                            =======



  XVIII.  Delinquency Ratio

          Sum of Principal Balances (as of the Accounting Date) of all Receivables
             delinquent more than 30 days with respect to all or any portion of a
             Scheduled Payment as of the Accounting Date                                       28,116,781.03

          Aggregate Principal Balance as of the Accounting Date                              $397,812,509.49
                                                                                         --------------------

          Delinquency Ratio                                                                                              7.06784738%




        IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.




                              ARCADIA  FINANCIAL  LTD.

                              By:
                                 -------------------------------------------
                              Name: Scott R. Fjellman
                                   -----------------------------------------
                              Title:  Vice President / Securitization
                                    ----------------------------------------



                                     Page 12 (1997-A)

                  OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997-A

                            PERFORMANCE INFORMATION

                FOR THE MONTHLY PERIOD ENDING DECEMBER 31, 1998



   I.    ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION         $775,000,000.00

                      AGE OF POOL (IN MONTHS)                                  22

   II.   Delinquency Ratio

         Sum of Principal Balances (as of the Accounting Date)
            of all Receivables delinquent more than 30 days
            with respect to all or any portion of a Scheduled
            Payment as of the Accounting Date                                                 $28,116,781.03

         Aggregate Principal Balance as of the Accounting Date                               $397,812,509.49
                                                                                         --------------------

         Delinquency Ratio                                                                                               7.06784738%
                                                                                                                ====================


   III.  Average Delinquency Ratio

         Delinquency ratio - current Determination Date                                           7.06784738%

         Delinquency ratio - preceding Determination Date                                         6.18171662%

         Delinquency ratio - second preceding Determination Date                                  6.36125415%
                                                                                         --------------------


         Average Delinquency Ratio                                                                                       6.53693938%
                                                                                                                ====================


   IV.   Default Rate

         Cumulative balance of defaults as of the preceding
            Accounting Date                                                                                          $80,473,259.54

         Add:  Sum of Principal Balances (as of the Accounting
                   Date) of Receivables that became Liquidated
                   Receivables during the Monthly Period or
                   that became Purchased Receivables during
                   Monthly Period (if delinquent more than 30
                   days with respect to any portion of a
                   Scheduled Payment at time of purchase)                                                             $2,848,004.73
                                                                                                                --------------------

         Cumulative balance of defaults as of the current
            Accounting Date                                                                                          $83,321,264.27

                      Sum of Principal Balances (as of the
                         Accounting Date) of 90+ day delinquencies                              6,443,113.83

                         Percentage of 90+ day delinquencies applied
                            to defaults                                                               100.00%         $6,443,113.83
                                                                                         --------------------   --------------------

         Cumulative balance of defaults and 90+ day delinquencies as
            of the current Accounting Date                                                                           $89,764,378.10
                                                                                                                ====================




  V.    Cumulative Default Rate as a % of Original Principal Balance

        Cumulative Default Rate - current Determination Date                                      11.5825004%

        Cumulative Default Rate - preceding Determination Date                                    11.0697447%

        Cumulative Default Rate - second preceding Determination Date                             10.5439911%


                                Page 1 (1997-A)


     VI. Net Loss Rate

         Cumulative net losses as of the preceding Accounting Date                                                   $37,598,164.47

                 Add:    Aggregate of Principal Balances as of the Accounting
                           Date (plus accrued and unpaid interest theron to the end
                           of the Monthly Period) of all Receivables that became
                           Liquidated Receivables or that became Purchased
                           Receivables and that were delinquent more than 30 days
                           with respect to any portion of a Scheduled Payment as of
                           the
                           Accounting Date                                                                            $2,848,004.73
                                                                                                                --------------------

                      Liquidation Proceeds received by the Trust                              ($1,549,022.50)         $1,298,982.23
                                                                                         --------------------   --------------------

         Cumulative net losses as of the current Accounting Date                                                     $38,897,146.70

                      Sum of Principal Balances (as of the Accounting Date)
                         of 90+ day delinquencies                                                                     $6,443,113.83

                         Percentage of 90+ day delinquencies applied to losses                         40.00%         $2,577,245.53
                                                                                         --------------------   --------------------

         Cumulative net losses and 90+ day delinquencies as of the current Accounting Date                           $41,474,392.23
                                                                                                                ====================




    VII. Cumulative Net Loss Rate as a % of Original Principal Balance

         Cumulative Net Loss Rate - current Determination Date                                                            5.3515345%

         Cumulative Net Loss Rate - preceding Determination Date                                                          5.1258154%

         Cumulative Net Loss Rate - second preceding Determination Date                                                   4.9043055%

   VIII. Classic/Premier Loan Detail




                                                                 Classic               Premier                Total
                                                                 -------               -------                -----
         Aggregate Loan Balance, Beginning                   $208,960,187.70       $202,097,460.33      $411,057,648.03
           Subsequent deliveries of Receivables                         0.00                  0.00                 0.00
           Prepayments                                         (1,534,570.78)        (2,413,279.54)       (3,947,850.32)
           Normal loan payments                                (3,013,748.58)        (3,435,534.91)       (6,449,283.49)
           Defaulted Receivables                               (1,592,103.13)        (1,255,901.60)       (2,848,004.73)
           Administrative and Warranty Receivables                      0.00                  0.00                 0.00
                                                         --------------------  -------------------- --------------------
         Aggregate Loan Balance, Ending                      $202,819,765.21       $194,992,744.28      $397,812,509.49
                                                         ====================  ==================== ====================

         Delinquencies                                         17,913,583.29         10,203,197.74       $28,116,781.03
         Recoveries                                              $736,996.54           $812,025.96        $1,549,022.50
         Net Losses                                               855,106.59            443,875.64        $1,298,982.23



   VIII. Other Information Provided to FSA

             A. Credit Enhancement Fee information:

                Aggregate Principal Balance as of the Accounting Date                        $397,812,509.49
                Multiplied by: Credit Enhancement Fee (19 bp's) * (30/360)                            0.0158%
                                                                                         --------------------
                   Amount due for current period                                                                         $62,986.98
                                                                                                                ====================


             B. Dollar amount of loans that prepaid during the Monthly Period                                         $3,947,850.32
                                                                                                                ====================

                Percentage of loans that prepaid during the Monthly Period                                               0.99238969%
                                                                                                                ====================


                                     Page 2 (1997-A)


       Spread Account Information                                                                   $                      %

       Beginning Balance                                                                      $19,774,035.36             4.97069220%

       Deposit to the Spread Account                                                             $936,495.27             0.23541122%
       Spread Account Additional Deposit                                                               $0.00             0.00000000%
       Withdrawal from the Spread Account                                                       ($152,798.37)           -0.03840964%
       Disbursements of Excess                                                                ($1,797,294.35)           -0.45179433%
       Interest earnings on Spread Account                                                        $86,437.75             0.02172826%
                                                                                         --------------------   --------------------

       Sub-Total                                                                              $18,846,875.66             4.73762770%
       Spread Account Recourse Reduction Amount                                                $9,000,000.00             2.26237229%
                                                                                         --------------------   --------------------
       Ending Balance                                                                         $27,846,875.66             7.00000000%
                                                                                         ====================   ====================


       Specified Balance pursuant to Section 3.03 of the
            Spread Account Agreement among Olympic Financial Ltd.,
            Olympic Receivables Finance Corp., Financial Security
            Assurance Inc. and Norwest Bank Minnesota, National Association                   $27,846,875.66             7.00000000%
                                                                                         ====================   ====================
  X.    Trigger Events
        Cumulative Loss and Default Triggers as of March 3, 1997




        ------------------------------------------------------------------------------------------------------------------------
                                    Loss                        Default                   Loss Event           Default Event
           Month                Performance                   Performance                 of Default             of Default
        ------------------------------------------------------------------------------------------------------------------------
             3                     0.85%                         2.04%                      1.06%                  2.56%
             6                     1.70%                         4.08%                      2.12%                  5.10%
             9                     2.46%                         5.91%                      3.07%                  7.39%
             12                    3.14%                         7.55%                      3.92%                  9.44%
             15                    4.04%                         9.72%                      5.05%                  12.16%
             18                    4.86%                         11.70%                     6.07%                  14.63%
             21                    5.58%                         13.42%                     6.97%                  16.78%
             24                    6.20%                         14.92%                     7.75%                  18.66%
             27                    6.52%                         15.70%                     8.15%                  19.63%
             30                    6.79%                         16.33%                     8.48%                  20.43%
             33                    7.02%                         16.89%                     8.77%                  21.11%
             36                    7.21%                         17.36%                     9.02%                  21.71%
             39                    7.31%                         17.59%                     9.13%                  21.99%
             42                    7.38%                         17.77%                     9.23%                  22.21%
             45                    7.44%                         17.92%                     9.30%                  22.40%
             48                    7.50%                         18.04%                     9.37%                  22.56%
             51                    7.54%                         18.14%                     9.42%                  22.69%
             54                    7.57%                         18.23%                     9.46%                  22.79%
             57                    7.60%                         18.29%                     9.50%                  22.87%
             60                    7.62%                         18.34%                     9.52%                  22.93%
             63                    7.63%                         18.37%                     9.54%                  22.97%
             66                    7.64%                         18.39%                     9.55%                  23.00%
             69                    7.65%                         18.40%                     9.56%                  23.01%
             72                    7.65%                         18.41%                     9.56%                  23.02%
        ------------------------------------------------------------------------------------------------------------------------



        Average Delinquency Ratio equal to or greater than 7.33%                                 Yes________            No____X____

        Cumulative Default Rate (see above table)                                                Yes________            No____X____

        Cumulative Net Loss Rate (see above table)                                               Yes________            No____X____

        Trigger Event that occurred as of a prior Determination Date
           is Deemed Cured as of current Determination Date                                      Yes________            No____X____

  XI.   Insurance Agreement Events of Default

        To the knowledge of the Servicer, an Insurance Agreement
           Event of Default has occurred                                                         Yes________            No____X____

        To the knowledge of the Servicer, a Capture Event has occurred and be
           continuing                                                                            Yes________            No____X____

        To the knowledge of the Servicer, a prior Capture Event has been cured by
           a permanent waiver                                                                    Yes________            No____X____


        IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                              ARCADIA  FINANCIAL  LTD.

                              By:
                                 -------------------------------------------
                              Name: Scott R. Fjellman
                                   -----------------------------------------
                              Title:  Vice President / Securitization
                                    ----------------------------------------

                                Page 3 (1997-A)